UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2017

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective February 7, 2017, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the 2017 Annual Incentive Compensation Plan (the “2017 AIP”) that will be applicable to those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K, to determine their annual bonus compensation for performance during the Company’s fiscal year 2017.

The 2017 AIP, similar to the Annual Incentive Plans previously adopted for 2015 and 2016, is designed to reward the named executive officers for the achievement of two annual quantitative operational goals and qualitative individual performance objectives, as assessed by the Compensation Committee. For the Chief Executive Officer, 70% of the total AIP opportunity will be based on the quantitative portion and the remaining 30% will be based on individual performance objectives. For the other named executive officers, 60% of the total award will be based on the quantitative portion and the remaining 40% will be based on individual performance objectives.

The quantitative portion of the 2017 AIP awards will be allocated between two performance measures, each with a 50% weighting: (1) Funds From Operations (“FFO”), as adjusted per diluted share, as reported in the Company’s periodic reports (Forms 10-K and 10-Q) filed with the SEC (the “Periodic Reports”) and (2) Same-center Net Operating Income (“NOI”) growth, as reported in the Periodic Reports. The remaining portion of the AIP will be based on specific individual performance goals under the qualitative portion.

The target cash bonus award levels set by the Compensation Committee under the 2017 AIP for each of the Company’s named executives officers are as follows:

Named Executive Officer	Total 2017 Target Cash Bonus Award	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz, President and Chief Executive Officer	$945,000	70%	30%
Charles B. Lebovitz, Chairman of the Board	$787,500	60%	40%
Farzana Khaleel, Executive Vice President - Chief Financial Officer and Treasurer	$315,000	60%	40%
Augustus N. Stephas, Executive Vice President and Chief Operating Officer	$367,500	60%	40%
Michael I. Lebovitz, Executive Vice President - Development and Administration	$315,000	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the quantitative portion of the award based on that performance measure. Performance that meets threshold requirements will result in 50% (of target) payout of the quantitative portion of the award based on that performance measure and achievement of the maximum performance for a performance measure will result in 150% (of target) payout. Performance achieved between threshold and maximum level for either metric will result in a prorated bonus payout. There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved. The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events.

The individual performance goals established by the Compensation Committee for each named executive officer under the qualitative portion of the 2017 AIP are outlined below:

Named Executive Officer	2017 Individual Performance Objectives
Stephen D. Lebovitz
(1) refining, enhancing and executing the Company’s strategic and business plans
(2) effective communications and interactions with the investment community
(3) regular communication and interaction with the Board
(4) maintain and enhance key retailer, financial and other relationships
(5) effective corporate and executive team motivation and management

Charles B. Lebovitz
(1) effective Board management
(2) maintain and enhance key retailer and other relationships
(3) broad involvement and stewardship of the Company’s strategic objectives and business performance
(4) support the CEO in implementing organizational changes
(5) support the CEO in developing and executing the Company’s strategic and business plans

Farzana Khaleel
(1) successful execution of the Company’s balance sheet strategy including maintaining/improving key credit metrics
(2) effective management and oversight of the Company’s financial services and accounting divisions
(3) maintain and improve key financial and joint venture partner relationships
(4) improve interactions with the investment community through earnings calls, presentations and investor conferences/meetings
(5) general involvement in improving the Company’s overall financial performance, i.e., NOI, FFO, including oversight of miscellaneous areas
(6) support the CEO in implementing organization changes as well as developing and executing the Company’s strategic and business plans

Augustus N. Stephas
(1) improvement in overall portfolio operations including oversight of leasing and management as well as billings, collection, legal and other internal operations
(2) successful preparation of Board materials (including pursuing opportunities for improvement)
(3) expense containment and oversight of general and administrative costs
(4) support and assist the CEO in implementing organization changes
(5) support the CEO in developing and executing the Company’s strategic and business plans

Michael I. Lebovitz
(1) supervision of new development and redevelopment projects (with particular focus on department store redevelopments) to achieve approved pro forma returns and scheduled openings
(2) manage and enhance joint venture partner relationships and greater involvement with financial institutions and the investment community
(3) effective oversight of the implementation of technology and organizational initiatives including supporting the CEO in implementing organizational changes
(4) effective management and team building for the Development, Human Resources and Information Technology divisions of the Company and closer working relationships with other areas of the Company
(5) support the CEO in developing and executing the Company’s strategic and business plans

The additional terms of the 2017 AIP are substantially identical to those of the 2016 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders previously filed with the SEC. The 2017 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2017 AIP is not complete, and is qualified in its entirety by reference to the full text of the 2017 AIP, which is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.5.12	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: February 13, 2017